UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 1, 2011

SEMGROUP CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-34736	20-3533152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Warren Place

6120 S. Yale Avenue, Suite 700

Tulsa, OK 74136-4216

(Address of Principal Executive Offices) (Zip Code)

(918) 524-8100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously announced, on August 31, 2011, SemStream, L.P., a Delaware limited partnership (“SemStream”) and a wholly-owned subsidiary of SemGroup Corporation (the “Company”), NGL Supply Terminal Company LLC, a Delaware limited liability company (“NGL Subsidiary”), NGL Energy Partners LP, a Delaware limited partnership (“NGL”), and NGL Energy Holdings LLC, a Delaware limited liability company (“Holdings”), entered into a Contribution Agreement (“Contribution Agreement”). On November 1, 2011, the transactions contemplated by the Contribution Agreement were completed. Pursuant to the Contribution Agreement, SemStream sold substantially all of its assets to NGL Subsidiary in exchange for: 8,932,031 common units representing limited partnership interests of NGL (“NGL Common Units”); and $93,054,011.04 in cash consideration which is subject to a customary working capital adjustment (the “Transaction”). As part of the Transaction, SemStream agreed to waive ordinary course cash distributions from NGL on 3,932,031 NGL Common Units until August 30, 2012. In addition, SemStream acquired 7.5% of the equity securities of Holdings, NGL’s general partner and holder of its incentive distribution rights for a purchase price of $22,500. The assets of SemStream’s wholly-owned subsidiary, SemStream Arizona Propane, L.L.C. were excluded from the Transaction. SemStream is engaged in the terminalling, storage, marketing and distribution of natural gas liquids, primarily propane, and to a certain extent, butane and natural gasoline, and owns twelve natural gas liquids terminals and leases one natural gas liquids terminal.

In connection with the closing of the Contribution Agreement, SemStream entered into the Second Amended and Restated Limited Liability Company Agreement of Holdings (“Second Amended and Restated Limited Liability Company Agreement”). Pursuant to the Second Amended and Restated Limited Liability Company Agreement, SemStream appointed two directors, Norman J. Szydlowski and Kevin Clement, to the board of directors of Holdings and received other customary rights under such agreement.

Further, in connection with the Contribution Agreement, the parties to the agreement contemplated entering into a registration rights agreement with respect to the NGL Common Units. On October 3, 2011, such registration rights agreement was amended and restated by NGL and other parties (“Amended and Restated Registration Rights Agreement”). On November 1, 2011, SemStream and Holdings entered into an amendment and joinder to the Amended and Restated Registration Rights Agreement with respect to the NGL Common Units (“Joinder to Registration Rights Agreement”), pursuant to which SemStream received demand registration rights with respect to the NGL Common Units. SemStream and its affiliates are prohibited by a limited non-competition agreement from competing in the sale, marketing or distribution of propane in certain geographic locations for five years.

The Contribution Agreement contains customary representations, warranties, covenants and indemnities of the parties to the agreement. The Company guaranteed SemStream’s indemnification obligations, including breach of certain limited representations and warranties, certain covenants and excluded liabilities such as tax, product liability and employment matters. The liability covered by such guaranty is capped at $15,000,000 and will expire on May 1, 2013.

The Contribution Agreement is attached as an exhibit hereto to provide you with information regarding the terms of the transaction described therein and is not intended to provide you with any other factual information or disclosure about the Company, SemStream or any of their subsidiaries. The representations and warranties and covenants contained in the Contribution Agreement were made for the purposes of the Contribution Agreement and as of a specific date, were solely for the benefit of the parties to the Contribution Agreement, may be subject to limitations agreed upon by the parties, including being qualified by disclosure schedules made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Contribution Agreement, which subsequent information may or may not be reflected in the Company’s public disclosures. Investors are not third party beneficiaries under the Contribution Agreement and, in light of the foregoing reasons, should not rely on the representations and warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, SemStream or their subsidiaries.

The Second Amended and Restated Limited Liability Company Agreement of Holdings, the Amended and Restated Registration Rights Agreement and the Joinder to Registration Rights Agreement are also attached as exhibits hereto.

Item 9.01. Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Filed as Exhibit 99 hereto, and incorporated herein by reference, are unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010, which have been prepared to give effect to the Transaction. These unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and do not purport to represent what the Company’s actual results of operations or financial position would have been if the Transaction had occurred on the dates indicated, nor are they necessarily indicative of the Company’s future operating results or financial position.

(d)	Exhibits.

The following exhibits are filed herewith.

Exhibit No.	Description

2.1	Contribution Agreement dated August 31, 2011, among SemStream, L.P., a wholly-owned subsidiary of SemGroup Corporation, NGL Supply Terminal Company LLC, NGL Energy Partners LP and NGL Energy Holdings LLC.

2.2	Second Amended and Restated Limited Liability Company Agreement of Holdings.

2.3	First Amended and Restated Registration Rights Agreement dated October 3, 2011, among NGL Energy Partners LP, Hicks Oils & Hicksgas, Incorporated, NGL Holdings, Inc., Krim2010, LLC, Infrastructure Capital Management, LLC, Atkinson Investors, LLC, Stanley A. Bugh, Robert R. Foster, Brian K. Pauling, Stanley D. Perry, Stephen D. Tuttle, Craig S. Jones, Daniel Post, Mark McGinty, Sharra Straight, David Eastin, AO Energy, Inc., E. Osterman, Inc., E. Osterman Gas Service, Inc., E. Osterman Propane, Inc., Milford Propane, Inc., Osterman Propane, Inc., Propane Gas, Inc., and Saveway Propane Gas Service, Inc.

2.4	Amendment No. 1 and Joinder to First Amended and Restated Registration Rights Agreement dated November 1, 2011, between NGL Energy Holdings LLC and SemStream, L.P.

99	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP CORPORATION

Date: November 4, 2011	By:	/s/ Robert N. Fitzgerald
Robert N. Fitzgerald
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed herewith.

Exhibit No.	Description

2.1	Contribution Agreement dated August 31, 2011, among SemStream, L.P., a wholly-owned subsidiary of SemGroup Corporation, NGL Supply Terminal Company LLC, NGL Energy Partners LP and NGL Energy Holdings LLC.

2.2	Second Amended and Restated Limited Liability Company Agreement of Holdings.

2.3	First Amended and Restated Registration Rights Agreement dated October 3, 2011, among NGL Energy Partners LP, Hicks Oils & Hicksgas, Incorporated, NGL Holdings, Inc., Krim2010, LLC, Infrastructure Capital Management, LLC, Atkinson Investors, LLC, Stanley A. Bugh, Robert R. Foster, Brian K. Pauling, Stanley D. Perry, Stephen D. Tuttle, Craig S. Jones, Daniel Post, Mark McGinty, Sharra Straight, David Eastin, AO Energy, Inc., E. Osterman, Inc., E. Osterman Gas Service, Inc., E. Osterman Propane, Inc., Milford Propane, Inc., Osterman Propane, Inc., Propane Gas, Inc., and Saveway Propane Gas Service, Inc.

2.4	Amendment No. 1 and Joinder to First Amended and Restated Registration Rights Agreement dated November 1, 2011, between NGL Energy Holdings LLC and SemStream, L.P.

99	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company.